Atlas Insurance Trust
Supplement dated September 30, 2005, to
Prospectus dated April 30, 2005

Liquidation of U.S. Treasury Money Fund:

At a Board meeting held on August 16, 2005, the Board of Trustees of Atlas Funds voted to liquidate the U.S. Treasury Money Fund (“Treasury Money Fund”) on or about November 30, 2005. Effective September 15, 2005, the Balanced Growth Portfolio will no longer be able to purchase shares of the Treasury Money Fund.

On Page 5 of the Prospectus, the “Strategy” for the Emerging Growth Fund is replaced with the following:

The fund invests primarily in the stocks of “emerging growth” companies, which are companies the fund manager views as having businesses with favorable prospects for increasing demand and leadership potential in their market sectors. Often these companies are developing new products or entering new markets. Such emerging growth companies may include small and mid-sized companies as measured by a total market capitalization at the time of investment of $8 billion or less.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund may invest a portion of its portfolio in companies the fund manager does not view as emerging growth companies, either because of their operational and other characteristics or because of their size. The fund does not invest in companies that manufacture tobacco products.

The fund looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that the manager believes can generate and sustain long-term growth. The fund manager employs a quantitative approach to determine whether a company’s share price reflects its perceived value.

Effective September 20, 2005, on Page 8 of the Prospectus, the “Strategy” for the U.S. Government and Mortgage Securities Fund is replaced with the following:

The fund invests primarily in mortgage-backed securities with the highest quality rating (AAA), at the time of purchase, issued by:

• Federal Home Loan Mortgage Corporation (“FHLMC”)
• Federal National Mortgage Association (“FNMA”)
• Government National Mortgage Association (“GNMA”)

The fund may also invest in U.S. Government securities such as Treasury bills and bonds. Under normal circumstances, at least 80% of the fund’s assets will be invested in mortgage-backed securities and in U.S. Government securities. From time to time, the fund’s assets may consist solely of mortgage-backed securities. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change.

The fund may purchase bonds of any maturity, based on the outlook for interest rates. Generally, the portfolio’s dollar-weighted average maturity will exceed 10 years. In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

On Page 9 of the Prospectus, Paragraph 1 of the section titled “Other Derivative Investments” is replaced with the following:

The Strategic Income Fund, the American Enterprise Bond Fund and the Emerging Growth Fund may invest in several other types of derivatives, including, in the case of the Strategic Income Fund and the American Enterprise Bond Fund, credit default swap contracts ("CDS contracts"). CDS contracts and other types of derivatives may be used for hedging purposes, or because they offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies. Use of derivatives may cause a fund to realize less income than expected and to lose money.

On Page 9 of the Prospectus, the section titled “Small Companies” is replaced with the following:

The Emerging Growth Fund invests in the stocks of small companies that generally have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, this fund’s share price may fluctuate more than funds that invest in larger companies.

Effective July 1, 2005, pursuant to Atlas Funds’ manager of managers exemption, the Board of Trustees of Atlas Funds approved the appointment of OppenheimerFunds, Inc. (Oppenheimer) to replace Madison Investment Advisors, Inc. (Madison), as Sub-Adviser to the American Enterprise Bond Fund. Page 11 of the Prospectus is amended to reflect that Oppenheimer not Madison is the Sub-Adviser to the American Enterprise Bond Fund.

Atlas Insurance Trust

Supplement dated September 30, 2005, to
Statement of Additional Information dated April 30, 2005

Effective September 6, 2005, Jerome A. Gitt resigned from the Board of Trustees of Atlas Insurance Trust.

Liquidation of U.S. Treasury Money Fund:

At a Board meeting held on August 16, 2005, the Board of Trustees of Atlas Funds voted to liquidate the U.S. Treasury Money Fund (“Treasury Money Fund”) on or about November 30, 2005. Effective September 15, 2005, the Balanced Growth Portfolio will no longer be able to purchase shares of the Treasury Money Fund.

Effective October 1, 2005, on Page 36 of the Statement of Additional Information, Paragraph 4 of the section titled “Portfolio Managers for the Underlying Atlas Funds” is replaced with the following:

Rajeev Bhaman, Vice President of OppenheimerFunds, Inc. is responsible for the day-to-day management of GLOBAL GROWTH FUND (since August 2004). Mr. Bhaman has been a Vice President of Oppenheimer since January 1997. He is a Chartered Financial Analyst.

On Page 2 of the Statement of Additional Information, Paragraph 4 of the section titled “Mortgage Securities” is replaced with the following:

The U.S. Government and Mortgage Securities Fund, American Enterprise Bond Fund and the Strategic Income Fund may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. The Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

On Page 4 of the Statement of Additional Information, the paragraph under the section titled “Dollar Reverse Repurchase and Reverse Dollar Reverse Repurchase Agreements” is replaced with the following:

The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by the Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or Government Sponsored Enterprise, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements and reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

On Page 33 of the Statement of Additional Information, the disclosure is amended to remove the reference to the Madison Code of Ethics.

On Page 34 of the Statement of Additional Information, the disclosure under the section titled “INVESTMENT MANAGEMENT AND OTHER SERVICES” is amended to include the following:

Lawrence Key, Gene Johnson, Lezlie Iannone, Matthew Sadler, Bradley Mobley and Mary Jane Fross (the “Investment Committee”) is primarily responsible for the day-to-day management of the Atlas Balanced Growth Portfolio. Messrs. Key, Johnson, Sadler and Mobley and Mmes. Iannone and Fross are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Lawrence Key	2	$85,661,490	0	$0	0	$0
Gene Johnson	2	$85,661,490	0	$0	0	$0
Lezlie Iannone	2	$85,661,490	0	$0	0	$0
Matthew Sadler	2	$85,661,490	0	$0	0	$0
Bradley Mobley	2	$85,661,490	0	$0	0	$0
Mary Jane Fross	2	$85,661,490	0	$0	0	$0

The information in the above table is as of December 31, 2004.

None of the accounts managed by Messrs. Key, Johnson, Sadler and Mobley and Mmes. Iannone and Fross base their advisory fee on the performance of the account.

Messrs. Key, Johnson, Sadler and Mobley and Mmes. Iannone and Fross are not directly compensated for managing the Atlas Balanced Growth Portfolio. Instead, each receives compensation solely based upon their employment with Atlas Advisers.

The Investment Committee manages the Atlas Balanced Growth Portfolio independent of the other account it manages. The Investment Committee convenes monthly to determine allocation among the eligible Atlas Funds. Because both accounts managed by the Investment Committee only invest in other Atlas Funds and because all Atlas Funds are open-end mutual funds offering an unlimited number of shares, there is no potential for a material conflict concerning allocation of investment opportunities.

As of December 31, 2004, Messrs. Key, Johnson, Sadler and Mobley and Mmes. Iannone and Fross did not beneficially own any shares of the Atlas Portfolio they manage.

On Page 35, remove James Hubbell as a Director of the Adviser.

Effective July 1, 2005, pursuant to Atlas Funds’ manager of managers exemption, effective July 1, 2005, the Board of Trustees of Atlas Funds approved the appointment of OppenheimerFunds, Inc. to replace Madison Investment Advisors, Inc., as Sub-Adviser to the American Enterprise Bond Fund. Page 37 of the Statement of Additional Information, under the section titled “Portfolio Managers for the Underlying Atlas Funds,” the information regarding Madison Investment Advisors, Inc. is replaced with the following:

Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan, Charles Moon and Antulio Bomfim are primarily responsible for the day-to-day management of the AMERICAN ENTERPRISE BOND FUND (since July 2005). Mr. Manioudakis is a Senior Vice President of Oppenheimer (since April 2002). Prior to joining Oppenheimer, Mr. Manioudakis was an executive director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993 to April 2002). Mr. Manioudakis is the Fund’s lead portfolio manager. Mr. Gord is a Vice President and portfolio manager of Oppenheimer (since April 2002). Prior to joining Oppenheimer, Mr. Gord was an executive director and senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992 to March 2002). Mr. Caan is a Vice President and portfolio manager of Oppenheimer (since August 2003). Prior to joining Oppenheimer, Mr. Caan was a Vice President of ABN AMRO N.A., Inc. (June 2002 to August 2003) and a Vice President of Zurich Scudder Investments (January 1999 to June 2002). Mr. Moon is a Vice President and portfolio manager of Oppenheimer (since April 2002). Prior to joining Oppenheimer, Mr. Moon was an executive director and portfolio manager at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (June 1999 to March 2002) and a Vice President of Citicorp Securities Inc. (June 1993-May 1999). Mr. Bomfim is a Vice President and portfolio manager of Oppenheimer (since October 2003). Prior to joining Oppenheimer, Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal Reserve System (June 1992 to October 2003). Messrs. Gord, Caan, Moon and Bomfim are responsible for assisting Mr. Manioudakis in the selection of fixed income securities for the Fund.